                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)

                           BANC ONE AUTO TRUST 1996-A

            Interest Period February 18, 1997 through March 14, 1997

          Collection Period February 1, 1997 through February 28, 1997

The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by:        Jeff Stewart              Attested:      Chris Klimko

                  Jeff Stewart                             Secretary
                  Vice President                           Bank One, Texas, N.A.
                  Bank One, Texas, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                      $537,526,728.62
(B) Total Certificate Balance                                                                     $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                95.50%
    (ii)  Original Class A Principal Balance                                                      $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                          6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                 4.50%
    (ii)  Original Class B Principal Balance                                                      $ 24,186,728.62
    (iii) Class B Pass-Through Rate                                                                          6.25%
(E) Servicing Fee Rate (per annum)                                                                           1.00%
(F) Weighted Average Coupon (WAC)                                                                           11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                59.75    months
(H) Weighted Average Remaining Maturity (WAM)                                                                50.62    months
(I) Number of Receivables                                                                                   41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                            1.75%
    (ii)  Reserve Fund Initial Deposit                                                            $   9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                          1.50%
          (c) Percent of Remaining Certificate Balance                                                        4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                9.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                  $333,189,479.79
(B) Total Certificate Balance                                                                 $333,189,479.79
(C) Total Certificate Pool Factor                                                                   0.6198566
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                          $318,197,176.92
    (ii) Class A Certificate Pool Factor                                                            0.6198566
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                          $ 14,992,302.87
    (ii) Class B Certificate Pool Factor                                                            0.6198566
(F) Reserve Fund Balance                                                                        16,342,481.30
(G) Cumulative Net Losses for All Prior Periods                                                 11,319,260.55
(H) Charge-off Rate for Second Preceding Period                                                          4.75%
(I) Charge-off Rate for Preceding Period                                                                 4.57%
(J) Delinquency Percentage for Second Preceding Period                                                   1.39%
(K) Delinquency Percentage for Preceding Period                                                          1.16%
(L) Weighted Average Coupon (WAC)                                                                      11.550%
(M) Weighted Average Remaining Maturity (WAM)                                                           41.61    months
(N) Number of Receivables                                                                              31,692

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                 13,885,163.91
    (ii)  Prepayments in Full                                                                            0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                 0.00
    (iv)  Other Refunds Related to Principal                                                             0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                   3,083,786.55
    (ii)  Repurchased Loan Proceeds Related to Interest                                                  0.00
(C) Weighted Average Coupon (WAC)                                                                       11.54%
(D) Weighted Average Remaining Maturity (WAM)                                                           40.87    months
(E) Remaining Number of Receivables                                                                    30,851


(F) Delinquent Receivables                                            Dollar Amount                                     #  Units
                                                                      -------------                                     --------
    (i)   30-59 Days Delinquent                                          8,834,682                   2.78%                   766
    (ii)  60-89 Days Delinquent                                          2,425,366                   0.76%                   195
    (iii) 90 Days or More Delinquent                                     1,452,723                   0.45%                   118




D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                    57,396.50
(B) Collection Account Investment Income                                                                   0.00
(C) Realized Losses for Collection Period:
     (i)   Charge-offs for current Collection Period - Principal                                   1,107,163.79
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                     1,083,162.46
(D) Net Loss and Liquidated Receivables Information
    (i)    Liquidation Proceeds Related to Principal                                                  24,001.33
    (ii)   Liquidation Proceeds Related to Interest                                                        0.00
    (iii)  Recoveries from Prior Month Charge Offs                                                   331,964.23


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997




E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                                   3,083,786.55
(B) Liquidation Proceeds Related to Interest                                                                             0.00
(C) Repurchased Loan Proceeds                                                                                            0.00
(D) Recoveries from Prior Month Charge Offs                                                                        331,964.23
                                                                                                   --------------------------
(E) Interest Collections                                                                                         3,415,750.78

Principal Collections:
(F) Principal Payments Received                                                                                $13,885,163.91
(G) Liquidation Proceeds Related to Principal                                                                       24,001.33
(H) Other Refunds Related to Principal                                                                                   0.00
                                                                                                   --------------------------
(I) Principal Collections                                                                                       13,909,165.24

(J) Total Collections                                                                                          $17,324,916.02


F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee :
    (i)    Servicing Fee                                                                                       $   277,657.90
    (ii)   Prior Collection Period unpaid Servicing Fees                                                                 0.00
                                                                                                   --------------------------
    (iii)  Total Servicing Fee                                                                                 $   277,657.90

Interest:
(B) Class A Certificates
    (i)    Class A Monthly Interest                                                                            $ 1,617,502.32
    (ii)   Class A prior period Interest Carryover Shortfall                                                             0.00
                                                                                                   --------------------------
    (iii)  Class A Interest Distribution                                                                       $ 1,617,502.32
(C) Class B Certificates
    (i)    Class B Monthly Interest                                                                            $    78,084.91
    (ii)   Class B prior period Interest Carryover Shortfall                                                             0.00
                                                                                                   --------------------------
    (iii)  Class B Interest Distribution                                                                       $    78,084.91

(D) Total Certificate Interest Distribution                                                                    $ 1,695,587.23
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                           $ 1,973,245.13


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                                                      $13,909,165.24
(G) Realized Losses                                                                                              1,083,162.46
                                                                                                   --------------------------
(H) Total Monthly Principal                                                                                    $14,992,327.70

(I) Class A Certificates
    (i)    Class A Monthly Principal                                                                            14,317,728.02
    (ii)   Class A prior period Principal Carryover Shortfall                                                            0.00
                                                                                                   --------------------------
    (iii)  Class A Principal Distribution                                                                       14,317,728.02
(J) Class B Certificates
    (i)    Class B Monthly Principal                                                                               674,599.68
    (ii)   Class B prior period Principal Carryover Shortfall                                                            0.00
                                                                                                   --------------------------
    (iii)  Class B Principal Distribution                                                                          674,599.68

(K) Total Principal Distribution                                                                                14,992,327.70

(L) Total Interest and Principal Distribution Amounts                                                           16,965,572.83
       plus Servicing Fee


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997

G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                    3,415,750.78
(B) Class B Percentage of Principal Collections                                                                 625,861.35
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                                  277,657.90
    (ii)   Servicing Fee paid                                                                                   277,657.90
                                                                                                 -------------------------
    (iii)  Unpaid Servicing Fee                                                                                       0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                           3,138,092.88
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                      1,617,502.32
    (ii)   Class A Interest Distribution paid from Interest Collections after
           Servicing Fee                                                                                      1,617,502.32
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                      1,520,590.56
    (iv)   Class A Interest Distribution remaining to be paid                                                         0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of
           Principal Collections                                                                                      0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                         0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                       0.00
    (viii) Class A Interest Carryover Shortfall                                                                       0.00
    (ix)   Class A Interest Distribution paid                                                                 1,617,502.32

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                         78,084.91
    (ii)   Class B Interest Distribution paid from Interest Collections after
           Class A Interest Distribution                                                                         78,084.91
    (iii)  Total Interest Collections available after Class B                                                 1,442,505.65
    (iv)   Class B Interest Distribution remaining to be paid                                                         0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                       0.00
    (vi)   Class B Interest Carryover Shortfall                                                                       0.00
    (vii)  Class B Interest Distribution paid                                                                    78,084.91

(G) Total Interest Paid                                                                                       1,695,587.23
(H) Total Interest and Servicing Fee Paid                                                                     1,973,245.13
(I) Total Interest Collections available after Servicing Fee and Class A and Class
    B Interest Distribution paid                                                                              1,442,505.65

Total Collections available to be distributed:
(J) Total Principal Collections                                                                              13,909,165.24
(K) Excess Interest                                                                                           1,442,505.65
(L)  Less: Class B Percentage of Principal Collections used to pay Class
     A Interest Distribution                                                                                          0.00
(M) Total Collections available to be distributed as principal                                               15,351,670.89

Principal:
(N) Class A Certificates
    (i)    Class A Principal Distribution                                                                    14,317,728.02
    (ii)   Class A Principal Distribution paid from total Collections
           available to be distributed                                                                       14,317,728.02
    (iii)  Total Collections available after Class A Principal Distribution paid                              1,033,942.88
    (iv)   Class A Principal Distribution remaining to be paid                                                        0.00
    (v)    Class A Principal Distribution paid from Reserve Fund                                                      0.00
    (vi)   Class A Principal Carryover Shortfall                                                                      0.00
    (vii)  Total Class A Principal Distribution paid                                                         14,317,728.02

(O) Class B Certificates
    (i)    Class B Principal Distribution                                                                       674,599.68
    (ii)   Class B Principal Distribution paid from total
           Collections available to be distributed                                                              674,599.68
    (iii)  Total Collections available after Class B Principal Distribution paid                                359,343.19
    (iv)   Class B Principal Distribution remaining to be paid                                                        0.00
    (v)    Class B Principal Distribution paid from Reserve Fund                                                      0.00
    (vi)   Class B Principal Carryover Shortfall                                                                      0.00
    (vii)  Total Class B Principal Distribution paid                                                            674,599.68

(P)  Total Excess Cash to the Reserve Fund                                                                      359,343.19


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997






H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                 Beginning                                      End
                                                                 of Period                                   of Period
                                                          ------------------------                    -------------------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates                   $333,189,479.79                              $318,197,152.09
    (ii)  Aggregate Certificate Pool Factor                         0.6198566                                    0.5919653
    (iii) Class A Principal Balance                            318,197,176.92                               303,879,448.90
    (iv)  Class A Pool Factor                                       0.6198566                                    0.5919653
    (v)   Class B Principal Balance                             14,992,302.87                                14,317,703.19
    (vi)  Class B Pool Factor                                       0.6198566                                    0.5919653

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                 11.55%                                       11.54%
    (ii)  Weighted Average Remaining Maturity (WAM)                     41.61 months                                 40.87    months
    (iii) Remaining Number of Receivables                              31,692                                       30,851
    (iv)  Pool Balance                                        $333,189,479.79                              $318,197,152.09



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                                        16,342,481.30
(B) Less: Draw to pay Class A Interest Distribution                                                                   0.00
(C) Reserve Account Balance after draw                                                                       16,342,481.30
(D) Less: Draw to pay Class B Interest Distribution                                                                   0.00
(E) Reserve Account Balance after draw                                                                       16,342,481.30
(F) Less: Draw to pay Class A Principal Distribution                                                                  0.00
(G) Reserve Account Balance after draw                                                                       16,342,481.30
(H) Less: Draw to pay Class B Principal Distribution                                                                  0.00
(I) Reserve Account Balance after draw                                                                       16,342,481.30
(J) Total excess Collections deposited in the Reserve Fund                                                      359,343.19
                                                                                                  ------------------------
(K) Reserve Fund Balance                                                                                     16,701,824.49
(L) Specified Reserve Account Balance                                                                        28,637,743.69
(M) Reserve Account Release to Seller                                                                                 0.00
                                                                                                  ------------------------
(N) Ending Reserve Account Balance                                                                           16,701,824.49
                                                                                                  ========================


J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                   $24,001.33
    (ii)  Liquidation Proceeds Related to Interest                                                                          0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                               331,964.23
(B) Realized Losses for Collection Period                                                                           1,083,162.46
(C) Charge-off Rate for Collection Period (annualized)                                                                      2.77%
(D) Cumulative Aggregate Net Losses for all Periods                                                                12,070,458.78
(E) Delinquent Receivables


                                                             Dollar Amount                                       #  Units
                                                             -------------                                       --------
    (i)   30-59 Days Delinquent                                   8,834,682                   2.78%                   766
    (ii)  60-89 Days Delinquent                                   2,425,366                   0.76%                   195
    (iii) 90 Days or More Delinquent                              1,452,723                   0.45%                   118

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997







K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                  4.75%
    (ii)  Preceding Collection Period                                                                         4.57%
    (iii) Current Collection Period                                                                           2.77%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                 4.03%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                                  1.39%
    (ii)  Preceding Collection Period                                                                         1.16%
    (iii) Current Collection Period                                                                           1.21%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                 1.25%

(C) Loss and Delinquency Trigger Indicator                                                       Trigger was hit



                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997




L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(A)  Amount of distribution allocable to principal:                                   Dollars ($)                     Balance
                                                                               --------------------------      --------------------
    (i)    Class A Certificates                                                      14,317,728.02                   27.8913157
    (ii)   Class B Certificates                                                         674,599.68                   27.8913157

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(B)  Amount of distribution allocable to interest:                                    Dollars ($)                    Balance
                                                                               --------------------------       -------------------
     (i)    Class A Certificates                                                     1,617,502.32                     3.1509376
     (ii)   Class B Certificates                                                        78,084.91                     3.2284197

(C)  Pool Balance as of the close of business on the last
     day of the Collection Period                                                 $318,197,152.09
                                                                               ------------------------


                                                                                                                    Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect                                               Original Principal
     to the related Collection Period                                                 Dollars ($)                     Balance
                                                                               ------------------------      ----------------------
     (i)     Total Servicing Fee                                                       277,657.90
     (ii)    Class A Percentage of the Servicing Fee                                   265,164.31                     0.5165472
     (ii)    Class B Percentage of the Servicing Fee                                    12,493.59                     0.5165472

                                                                                                                     Per $1,000 of
                                                                                                                  Original Principal
                                                                                      Dollars ($)                     Balance
                                                                               ------------------------       ----------------------
(E)  (i)  Class A Interest Carryover Shortfall                                               0.00                     0.0000000
     (ii)    Class A Principal Carryover Shortfall                                           0.00                     0.0000000
     (iii)   Class B Interest Carryover Shortfall                                            0.00                     0.0000000
     (iv)    Class B Principal Carryover Shortfall                                           0.00                     0.0000000

     Change with respect to immediately preceding Distribution Date:
     (v)     Class A Interest Carryover Shortfall                                            0.00                     0.0000000
     (vi)    Class A Principal Carryover Shortfall                                           0.00                     0.0000000
     (vii)   Class B Interest Carryover Shortfall                                            0.00                     0.0000000
     (viii)  Class B Principal Carryover Shortfall                                           0.00                     0.0000000

(F)  Pool factors for each class of certificates, after giving effect
     to all payments allocated to principal                                                                        Pool Factor
                                                                                                               ---------------------
     (i)    Class A Pool Factor                                                                                       0.5919653
     (ii)   Class B Pool Factor                                                                                       0.5919653

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                    $ 1,083,162.46
                                                                               -----------------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on
     the last day of the preceding Collection Period                               $ 3,878,088.81

(I)  Amount on deposit in the Reserve Fund on such Distribution
     Date, after giving effect to distributions
     made on such Distribution Date                                                $16,701,824.49
                                                                               -----------------------

(J)  Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments
     allocated to principal                                                                                     Principal Balance
                                                                                                               --------------------
     (i)    Class A Principal Balance                                                                             303,879,448.90
     (ii)   Class B Principal Balance                                                                              14,317,703.19

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders
     on such Distribution Date                                                     $         0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related
     Collection Period ($)                                                         $         0.00
                                                                               ----------------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                   COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH
                               FEBRUARY 26, 1997
                        DISTRIBUTION DATE MARCH 17, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                         $     277,657.90
     (ii)  Servicing Fees retained by the Seller                                       277,657.90
                                                                              -------------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                   $           0.00
                                                                                                    ------------------

(B)  Withdraw from the Collection Account and deposit in the
     Class A Distribution Account:
     (i)   for the Class A Interest Distribution                                   $ 1,617,502.32
     (ii)  for the Class A Principal Distribution                                   14,317,728.02
                                                                              -------------------
     (iii) Total (i+ii)                                                                                 $15,935,230.33
                                                                                                    ------------------

(C)  Withdraw from the Collection Account and deposit
     in the Class B Distribution Account:
     (i)   for the Class B Interest Distribution                                   $    78,084.91
     (ii)  for the Class B Principal Distribution                                      674,599.68
                                                                              -------------------
     (iii) Total (i+ii)                                                                                 $   752,684.60
                                                                                                    ------------------

(D)  Withdraw excess Collections from the Collection
     Account and deposit in the Reserve Fund                                                            $   359,343.19
                                                                                                    ------------------

(E)  Withdraw from the Reserve Fund and deposit in the
     Class A Distribution Account:
     (i)   Amount equal to the excess of the Class A Interest
           Distribution over the sum of Interest Collections and
           the Class B Percentage of Principal Collections                                              $         0.00
     (ii)  Amount equal to the excess of the Class A Principal
           Distribution over the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution and the Class
           B Interest Distribution                                                                                0.00
                                                                                                    -------------------
     (iii) Total                                                                                                            $0.00
                                                                                                                         ----------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution
     Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the
           distribution of the Class A Interest Distribution                                            $         0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution,
           the Class B Interest Distribution, and the Class A Principal Distribution                              0.00
                                                                                                    ------------------
     (iii) Total                                                                                                            $0.00
                                                                                                                         ----------


